EXHIBIT 99.1


                          STATEMENT UNDER OATH OF
                PRINCIPAL EXECUTIVE OFFICER OF UNITRIN, INC.
                --------------------------------------------

I, Richard C. Vie, state and attest that:

         (1) To the best of my knowledge, based upon a review of the covered reports of Unitrin, Inc., and, except as corrected or supplemented in a subsequent covered report:

                  o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

                  o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2) I have reviewed the contents of this statement with the Audit Committee of the Board of Directors of Unitrin, Inc.

         (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

                  o Annual Report on Form 10-K for the year ended December 31, 2001 of Unitrin, Inc.;

                  o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Unitrin, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

                  o     any amendments to any of the foregoing.



/s/ Richard C. Vie
----------------------------                         Subscribed and sworn to
Richard C. Vie                                       before me this 31st day of
Chairman of the Board                                July 2002.
and Chief Executive Officer                           Elizabeth J. Pocius
                                                     -------------------------
July 31, 2002                                        Notary Public
                                                     My Commission Expires:
                                                      May 7, 2006
                                                     -------------------------